SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              September 19, 2002


         USAA Acceptance, LLC (as depositor in respect of the USAA Auto Owner Trust 2002-1).



            (Exact Name of Registrant as Specified in its Charter)



Delaware                              333-96907                  71-0898378
-------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
of Incorporation)                      File Number)         Identification No.)

9930 Colonade Blvd.,
Suite 600
San Antonio, Texas                                                     78230
-------------------------------------------------------------------------------
(Address of Principal                                                (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code: 210 498-7479

                                   No Change
  ---------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     Filing of Computational Materials

     In connection with the offering of USAA Auto Owner Trust 2002-1 Asset-Backed Securities, Series 2002-1, Deutsche Bank Securities Inc. (the "Underwriter") has prepared certain materials (the "Computational Materials") for distribution to its prospective investors. USAA Acceptance, LLC provided the Underwriter with certain information regarding the characteristics of the receivables in the related portfolio (the
"Receivables").

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Securities, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Receivables; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.

     Item 7. Financial Statements; Pro Forma Financial Information and
             Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

     99.1 Computational Materials.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             USAA ACCEPTANCE, LLC

                             By: /s/ Michael J. Broker
                                 --------------------------
                                     Michael J. Broker
                                     Vice President


Dated: September ___, 2002

                                 EXHIBIT INDEX


Exhibit No.           Description


99.1                  Computational Materials.



                                      5